Exhibit 99.4

ITEM  1.  FINANCIAL  STATEMENTS


                           IRT PROPERTY COMPANY AND SUBSIDIARIES

                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                        (UNAUDITED)
                    (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                  September 30,  December 31,
                                                                       2002        2001
                                                                    ----------   ----------
ASSETS
Real estate investments:
     Rental properties                                              $ 679,383    $ 659,820
     Properties under development                                      15,901       22,599
                                                                    ----------   ----------
                                                                      695,284      682,419
     Accumulated depreciation                                        (119,673)    (109,344)
                                                                    ----------   ----------
          Net rental properties                                       575,611      573,075

     Net investment in direct financing leases                          2,070        2,174
     Mortgage loans, net                                                   60        1,160
                                                                    ----------   ----------
          Net real estate investments                                 577,741      576,409

Cash and cash equivalents                                                   -        2,457
Prepaid expenses and other assets                                      14,695       11,634
                                                                    ----------   ----------

          Total assets                                              $ 592,436    $ 590,500
                                                                    ==========   ==========

LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage notes payable, net                                    $ 130,196    $ 134,672
     7.3% convertible subordinated debentures, net                          -       23,275
     Senior notes, net                                                149,792      124,760
     Indebtedness to banks                                             17,000       51,654
     Accrued interest                                                   3,798        4,598
     Accrued expenses and other liabilities                            13,990       10,652
                                                                    ----------   ----------

          Total liabilities                                           314,776      349,611

Commitments and contingencies (Note 8)

Minority interest payable                                               7,719        7,755

Shareholders' equity:
     Preferred stock, $1 par value, authorized 10,000,000 shares;
          none issued                                                       -           -
     Common stock, $1 par value, 150,000,000 shares authorized;
          34,197,736 and 33,234,206 shares issued in
          2002 and 2001, respectively                                  34,198       33,234
     Additional paid-in capital                                       289,695      272,172
     Deferred compensation/stock loans                                 (3,495)      (1,732)
     Treasury stock, at cost, 0 and 2,738,204 shares
          in 2002 and 2001, respectively                                    -      (22,783)
     Cumulative distributions in excess of net earnings               (50,457)     (47,757)
                                                                    ----------   ----------

          Total shareholders' equity                                  269,941      233,134
                                                                    ----------   ----------

          Total liabilities and shareholders' equity                $ 592,436    $ 590,500
                                                                    ==========   ==========


              The accompanying notes are an integral part of these
                          consolidated balance sheets.

                      IRT PROPERTY COMPANY AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                Three Months Ended  Nine Months Ended
                                                                   September 30,      September 30,
                                                                ------------------  ------------------
                                                                  2002      2001      2002      2001
                                                                --------  --------  --------  --------
REVENUES:
     Income from rental properties                              $22,542   $21,255   $66,989   $63,405
     Interest income                                                 13        92        47       372
     Interest on direct financing leases                             47        51       218       335
     Gain on sale of outparcels                                      (7)      258       498     1,003
                                                                --------  --------  --------  --------

          Total revenues                                         22,595    21,656    67,752    65,115
                                                                --------  --------  --------  --------

EXPENSES:
     Operating expenses of rental properties                      5,969     5,203    17,204    15,809
     Interest expense                                             5,369     5,719    16,472    17,185
     Depreciation                                                 3,889     3,790    11,656    11,239
     Amortization of debt costs                                     186       165       490       477
     General and administrative                                     974     1,076     3,226     3,159
                                                                --------  --------  --------  --------

          Total expenses                                         16,387    15,953    49,048    47,869

EQUITY IN LOSS OF UNCONSOLIDATED AFFILIATES                           -         -         -        (4)
                                                                --------  --------  --------  --------

Income from continuing operations before income taxes,
minority interest, gain on sale of property
and discontinued operations                                       6,208     5,703    18,704    17,242

INCOME TAX PROVISION                                                  -         -        (9)      (53)

MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP          (126)     (109)     (396)     (405)

GAIN ON SALES OF PROPERTIES                                           -         -         -     2,498
                                                                --------  --------  --------  --------

Income from continuing operations                                 6,082     5,594    18,299    19,282
                                                                --------  --------  --------  --------

DISCONTINUED OPERATIONS
Income from discontinued operations, net of minority interest        88       122       295       315
Gain on sales of properties, net of minority interest             2,062         -     2,062         -
                                                                --------  --------  --------  --------

Income from discontinued operations                               2,150       122     2,357       315
                                                                --------  --------  --------  --------

Income before extraordinary item                                  8,232     5,716    20,656    19,597

EXTRAORDINARY ITEM
     Loss on extinguishment of debt                                   -         -      (156)        -
                                                                --------  --------  --------  --------

NET INCOME                                                      $ 8,232   $ 5,716   $20,500   $19,597
                                                                ========  ========  ========  ========

PER SHARE: (Note 11)
     Income from continuing operations - basic                  $  0.18   $  0.19   $  0.57   $  0.64
     Income from discontinued operations - basic                   0.06         -      0.07      0.01
                                                                --------  --------  --------  --------
     Income before extraordinary item                              0.24      0.19      0.64      0.65
     Extraordinary item - basic                                       -         -     (0.01)        -
                                                                --------  --------  --------  --------
     Net earnings - basic                                       $  0.24   $  0.19   $  0.63   $  0.65
                                                                ========  ========  ========  ========

     Income from continuing operations - diluted                $  0.18   $  0.19   $  0.57   $  0.63
     Income from discontinued operations - diluted                 0.06         -      0.07      0.01
                                                                --------  --------  --------  --------
     Income before extraordinary item                              0.24      0.19      0.64      0.64
     Extraordinary item - diluted                                     -         -     (0.01)        -
                                                                --------  --------  --------  --------
     Net earnings - diluted                                     $  0.24   $  0.19   $  0.63   $  0.64
                                                                ========  ========  ========  ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
     Basic                                                       33,973    30,388    32,360    30,294
                                                                ========  ========  ========  ========
     Diluted                                                     34,176    31,339    32,551    31,191
                                                                ========  ========  ========  ========

  The accompanying notes are an integral part of these consolidated statements.

                              IRT PROPERTY COMPANY AND SUBSIDIARIES

                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
                                           (UNAUDITED)
                                         (IN THOUSANDS)

                                                                            Nine Months Ended
                                                                               September 30,
                                                                            --------------------
                                                                              2002       2001
                                                                            ---------  ---------
Cash flows from operating activities:
  Net earnings                                                              $ 20,500   $ 19,597
  Adjustments to reconcile earnings to net cash from operating activities:
     Depreciation                                                             11,768     11,348
     Gain on sale of operating properties                                     (2,185)    (2,498)
     Gain on sale of outparcels                                                 (498)    (1,003)
     Extraordinary loss on extinguishment of debt                                156          -
     Minority interest of unitholders in partnership                             (37)      (153)
     Straight line rent adjustment                                              (496)      (370)
     Amortization of deferred compensation                                       152         88
     Amortization of debt costs and discounts                                    510        501
     Amortization of capitalized leasing income                                  104        119
     Changes in assets and liabilities:
       Decrease in accrued interest on debentures and senior notes              (660)      (762)
       Increase in interest receivable, prepaid expenses
        and other assets                                                      (2,431)      (882)
       Increase in accrued expenses and other liabilities                      3,205      2,472
                                                                            ---------  ---------

Net cash flows from operating activities                                      30,088     28,457
                                                                            ---------  ---------

Cash flows used in investing activities:
  Additions to operating properties, net                                      (5,720)   (12,143)
  Additions to development properties, net                                    (7,851)    (6,451)
  Proceeds from sale of operating properties, net                              6,513     11,260
  Proceeds from sale of outparcels, net                                        1,084      1,330
  Purchase of unconsolidated affiliate, net of assets acquired                     -        177
  Distribution from dissolution of unconsolidated affiliate                        -         21
  Funding of mortgage loans                                                        -       (445)
  Collections of mortgage loans, net                                             253         23
                                                                            ---------  ---------

Net cash flows used in investing activities                                   (5,721)    (6,228)
                                                                            ---------  ---------

Cash flows used in financing activities:
  Cash dividends, net                                                        (23,200)   (21,422)
  Issuance of common stock, net                                               38,508          -
  Purchase of treasury stock                                                       -       (405)
  Exercise of stock options                                                      657      1,561
  Issuance of shares under stock purchase plan                                    30          -
  Proceeds from mortgage notes payable                                             -     20,740
  Principal amortization of mortgage notes payable                            (2,091)    (1,890)
  Repayment of mortgage notes payable                                         (7,186)         -
  Proceeds from 7.84% senior notes issuance                                   25,000          -
  Proceeds from 7.77% senior notes issuance                                        -     50,000
  Repayment of 7.3% convertible subordinated debentures                      (23,110)         -
  Repayment of 7.45% senior notes                                                  -    (50,000)
  Decrease in bank indebtedness                                              (34,654)   (19,000)
  Payment of deferred financing costs                                           (778)    (1,082)
                                                                            ---------  ---------

Net cash flows used in financing activities                                  (26,824)   (21,498)
                                                                            ---------  ---------

Net (decrease) increase in cash and cash equivalents                          (2,457)       731
Cash and cash equivalents at beginning of period                               2,457        831
                                                                            ---------  ---------

Cash and cash equivalents at end of period                                  $      -   $  1,562
                                                                            =========  =========

Supplemental disclosures of cash flow information:
  Total cash paid during period for interest                                $ 17,816   $ 18,887
                                                                            =========  =========

  The accompanying notes are an integral part of these consolidated statements.

                      IRT PROPERTY COMPANY AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2002 AND 2001
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


1.  UNAUDITED  FINANCIAL  STATEMENTS

     These condensed consolidated financial statements for interim periods are unaudited and should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The accompanying condensed consolidated financial statements include the accounts of IRT Property Company and its wholly-owned subsidiaries, IRT Management Company ("IRTMC"), VW Mall, Inc., IRT Alabama, Inc. ("IRTAL") and IRT Capital Corporation II ("IRTCCII"), and its majority-owned subsidiary, IRT Partners L.P. ("LP") (collectively, the "Company"). Intercompany transactions and balances have been eliminated in the consolidation. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to a fair presentation of the financial statements as of September 30, 2002 and 2001 have been recorded. The results of operations for the interim periods presented are not necessarily indicative of the results that may be expected for future interim periods or for the full year.

2.  RENTAL  PROPERTIES

     The  rental  properties acquired and disposed in 2002 are summarized below.


                                     SHOPPING CENTER ACQUISITIONS

  Date                                    Square  Year Built/   % Leased     Total Initial
Acquired  Property Name      City, State  Footage  Renovated  at Acquisition     Cost       Cash Paid
--------  -----------------  -----------  -------  ---------  ---------------  ---------   ----------
2/19/02  Parkwest Crossing  Durham, NC    85,602    1991          100%         $  6,620     $  1,946





                                     SHOPPING CENTER DISPOSITIONS

 Date                                      Square  Sales     Net        Gain
 Sold    Property Name        City, State  Footage  Price   Proceeds   (Loss)
-------  -------------------  -----------  -------  ------  ---------  -------
9/25/02  Forest Hills Centre  Wilson, NC    74,180  $ 6,850  $ 6,513    $ 2,062  (1)

     (1)  Net  of  $123  of  minority  interest


     In connection with the acquisition of Parkwest Crossing, the Company assumed a $4,800, 8.1% mortgage. See Note 5.

     On September 26, 2002, the Company entered into a sale agreement for Lawrence Commons in Lawrenceburg, TN, to close in the fourth quarter of 2002. This property is not classified as held for sale within the Condensed Consolidated Balance Sheets due to the buyer's unconditional right to terminate the agreement for sixty days after the date of the agreement.

3.  DEVELOPMENT  AGREEMENTS

     The Company enters into agreements to develop shopping centers with local developers. The agreements generally consist of the Company committing to loan a fixed amount, at a specified interest rate, for the development of the shopping center with the possibility of the Company then purchasing the center upon the developer meeting certain budgetary and leasing requirements. The loan is secured by the development property and due upon completion. The developer is responsible for all construction matters as well as initial leasing efforts.

     Additionally, the Company could enter into a separate agreement to purchase the completed shopping center. Generally, the purchase price to the Company is based on the shopping center's net operating income and an implied rate of return at the time when the developer meets the specified requirements. As of September 30, 2002, the Company has no such purchase commitments.

     The Company is involved in one development loan, Freehome Village, a 89,270 square foot shopping center. As of September 30, 2002, the Company has loaned $925 for development and the shopping center should be completed in 2003. Beginning in the second quarter, the Company changed its treatment to account for the development loan as a property under development in the accompanying Condensed Consolidated Balance Sheet as of September 30, 2002. As of December 31, 2001, this development loan had been considered as a mortgage loan.
Management  believes  the  effect  on  prior  periods  is  not  significant.

4.  INVESTMENT  IN  AND  ADVANCES  TO  AFFILIATES

     As of September 30, 2002, LP, IRTCCII, IRTAL and IRTMC guaranteed the Company's indebtedness under the Company's existing unsecured revolving term loan and its other senior debt. The guarantees are joint and several and full and unconditional. The following tables show IRTCCII, IRTAL and IRTMC as "Combined Subsidiaries."

                                                                         GUARANTORS
                                                                 ----------------------------                 CONSOLIDATED
                                                  IRT PROPERTY     COMBINED         IRT        ELIMINATING    IRT PROPERTY
                                                     COMPANY     SUBSIDIARIES   PARTNERS, LP      ENTRIES        COMPANY
                                                  -------------  -------------  -------------  -------------  -------------
AS OF SEPTEMBER 30, 2002
ASSETS
   Net rental properties                          $     398,705  $      29,172  $     147,734  $          -   $     575,611
   Investment in affiliates                             124,109              -              -      (124,109)              -
   Other assets                                          35,951         43,137         26,339       (88,602)         16,825
                                                  -------------  -------------  -------------  -------------  -------------

      Total assets                                      558,765         72,309        174,073      (212,711)        592,436
                                                  =============  =============  =============  =============  =============

LIABILITIES
   Mortgage notes payable                                84,485          4,030         41,681             -         130,196
   Senior Notes, net                                    149,792              -              -             -         149,792
   Indebtedness to banks                                 17,000              -              -             -          17,000
   Other liabilities                                     78,711         24,017          3,668       (80,889)         25,507
                                                  -------------  -------------  -------------  -------------  -------------

      Total liabilities                                 329,988         28,047         45,349       (80,889)        322,495
                                                  -------------  -------------  -------------  -------------  -------------

SHAREHOLDERS' EQUITY
      Total shareholders' equity                        228,777         44,262        128,724      (131,822)        269,941
                                                  -------------  -------------  -------------  -------------  -------------

      Total liabilities and shareholders' equity  $     558,765  $      72,309  $     174,073  $   (212,711)  $     592,436
                                                  =============  =============  =============  =============  =============



                                                                          GUARANTORS
                                                                 ----------------------------                 CONSOLIDATED
                                                  IRT PROPERTY     COMBINED          IRT        ELIMINATING   IRT PROPERTY
                                                     COMPANY     SUBSIDIARIES   PARTNERS, LP      ENTRIES        COMPANY
                                                  -------------  -------------  -------------  -------------  -------------
AS OF DECEMBER 31, 2001
ASSETS
   Net rental properties                          $     399,312  $      28,138  $     145,625  $          -   $     573,075
   Investment in affiliates                             122,168              -              -      (122,168)              -
   Other assets                                          35,677         33,488         21,248       (72,988)         17,425
                                                  -------------  -------------  -------------  -------------  -------------

      Total assets                                      557,157         61,626        166,873      (195,156)        590,500
                                                  =============  =============  =============  =============  =============

LIABILITIES
   Mortgage notes payable                                93,115          4,093         37,464             -         134,672
   Senior Notes, net                                    124,760              -              -             -         124,760
   Indebtedness to banks                                 51,654              -              -             -          51,654
   Other liabilities                                     84,928         24,431          2,154       (65,233)         46,280
                                                  -------------  -------------  -------------  -------------  -------------

      Total liabilities                                 354,457         28,524         39,618       (65,233)        357,366
                                                  -------------  -------------  -------------  -------------  -------------

SHAREHOLDERS' EQUITY
      Total shareholders' equity                        202,700         33,102        127,255      (129,923)        233,134
                                                  -------------  -------------  -------------  -------------  -------------

      Total liabilities and shareholders' equity  $     557,157  $      61,626  $     166,873  $   (195,156)  $     590,500
                                                  =============  =============  =============  =============  =============


                                                                                GUARANTORS
                                                                       ----------------------------                  CONSOLIDATED
                                                        IRT PROPERTY     COMBINED          IRT        ELIMINATING    IRT PROPERTY
                                                          COMPANY      SUBSIDIARIES   PARTNERS, LP      ENTRIES        COMPANY
                                                       --------------  -------------  -------------  -------------  --------------

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002
REVENUES
   Income from rental properties                       $      15,922   $         639  $       5,981  $          -   $      22,542
   Interest Income                                               121               -             76          (184)             13
   Interest on direct financing leases                            47               -              -             -              47
   Other income                                                   41           4,265              -        (4,313)             (7)
                                                       --------------  -------------  -------------  -------------  --------------

      Total revenues                                          16,131           4,904          6,057        (4,497)         22,595
                                                       --------------  -------------  -------------  -------------  --------------

EXPENSES
   Operating expenses of rental properties                     4,113             166          1,690             -           5,969
   Interest expense                                            4,556             186            816          (189)          5,369
   Depreciation                                                2,829              55          1,005             -           3,889
   Amortization of debt costs                                    180               1              5             -             186
   General and administrative                                    603             110            261             -             974
                                                       --------------  -------------  -------------  -------------  --------------

      Total expenses                                          12,281             518          3,777          (189)         16,387
                                                       --------------  -------------  -------------  -------------  --------------

Equity in earnings (losses) of affiliates                          -               -              -             -               -
                                                       --------------  -------------  -------------  -------------  --------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and discontinued operations          3,850           4,386          2,280        (4,308)          6,208

Income tax provision                                               -               -              -             -               -

Minority interest in operating  partnership                      126               -              -          (252)           (126)

Gain on sales of properties                                        -               -              -             -               -
                                                       --------------  -------------  -------------  -------------  --------------

      Income from continuing operations before
      discontinued operations and extraordinary item           3,976           4,386          2,280        (4,560)          6,082

Income from discontinued operations                             (131)              -          2,281             -           2,150

Extraordinary item - loss on extinguishment
  of debt                                                          -               -              -             -               -
                                                       --------------  -------------  -------------  -------------  --------------

Net income                                             $       3,845   $       4,386  $       4,561  $     (4,560)  $       8,232
                                                       ==============  =============  =============  =============  ==============


                                                                                  GUARANTORS
                                                                       ----------------------------                 CONSOLIDATED
                                                        IRT PROPERTY     COMBINED         IRT        ELIMINATING    IRT PROPERTY
                                                          COMPANY      SUBSIDIARIES   PARTNERS, LP      ENTRIES        COMPANY
                                                       --------------  -------------  -------------  -------------  --------------

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
REVENUES
   Income from rental properties                       $      15,199   $         322  $       5,734  $          -   $      21,255
   Interest Income                                               190               -            158          (256)             92
   Interest on direct financing leases                            51               -              -             -              51
   Other income                                                  284           2,477              -        (2,503)            258
                                                       --------------  -------------  -------------  -------------  --------------

      Total revenues                                          15,724           2,799          5,892        (2,759)         21,656
                                                       --------------  -------------  -------------  -------------  --------------

EXPENSES
   Operating expenses of rental properties                     3,636              82          1,485             -           5,203
   Interest expense                                            5,058             193            732          (264)          5,719
   Depreciation                                                2,810              63            917             -           3,790
   Amortization of debt costs                                    161               1              3             -             165
   General and administrative                                    746              62            268             -           1,076
                                                       --------------  -------------  -------------  -------------  --------------

      Total expenses                                          12,411             401          3,405          (264)         15,953
                                                       --------------  -------------  -------------  -------------  --------------

Equity in earnings (losses) of affiliates                      2,398               -              -        (2,398)              -
                                                       --------------  -------------  -------------  -------------  --------------

      Earnings from continuing operations before
      income taxes, minority interest, gain on
      sales of properties and discontinued operations          5,711           2,398          2,487        (4,893)          5,703

Income tax provision                                               -               -              -             -               -

Minority interest in operating  partnership                        8               -              -          (117)           (109)

Gain on sales of properties                                    1,390               -              -        (1,390)              -
                                                       --------------  -------------  -------------  -------------  --------------


      Income from continuing operations before
      discontinued operations                                  7,109           2,398          2,487        (6,400)          5,594

Income from discontinued operations                              (11)              -            133             -             122
                                                       --------------  -------------  -------------  -------------  --------------

Net Income                                             $       7,098   $       2,398  $       2,620  $     (6,400)  $       5,716
                                                       ==============  =============  =============  =============  ==============


                                                                                GUARANTORS
                                                                     ------------------------------                  CONSOLIDATED
                                                      IRT PROPERTY      COMBINED          IRT         ELIMINATING    IRT PROPERTY
                                                        COMPANY       SUBSIDIARIES    PARTNERS, LP      ENTRIES        COMPANY
                                                     --------------  --------------  --------------  -------------  --------------

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
REVENUES
   Income from rental properties                     $      46,969   $       1,568   $      18,452   $          -   $      66,989
   Interest Income                                             401               -             234           (588)             47
   Interest on direct financing leases                         218               -               -              -             218
   Other income                                                383           9,359               -         (9,244)            498
                                                     --------------  --------------  --------------  -------------  --------------

      Total revenues                                        47,971          10,927          18,686         (9,832)         67,752
                                                     --------------  --------------  --------------  -------------  --------------

EXPENSES
   Operating expenses of rental properties                  11,649             404           5,151              -          17,204
   Interest expense                                         14,164             496           2,400           (588)         16,472
   Depreciation                                              8,462             186           3,008              -          11,656
   Amortization of debt costs                                  474               2              14              -             490
   General and administrative                                2,090             283             853              -           3,226
                                                     --------------  --------------  --------------  -------------  --------------

      Total expenses                                        36,839           1,371          11,426           (588)         49,048
                                                     --------------  --------------  --------------  -------------  --------------

Equity in earnings (losses) of affiliates                    9,547               -               -         (9,547)              -
                                                     --------------  --------------  --------------  -------------  --------------

   Earnings from continuing operations before
   income taxes, minority interest, gain on
   sales of properties and discontinued operations          20,679           9,556           7,260        (18,791)         18,704

Income tax provision                                             -              (9)              -              -              (9)

Minority interest in operating  partnership                    142               -               -           (538)           (396)

Gain on sales of properties                                      -               -               -              -               -
                                                     --------------  --------------  --------------  -------------  --------------

   Income from continuing operations before
   discontinued operations and extraordinary item           20,821           9,547           7,260        (19,329)         18,299

Income from discontinued operations                           (158)              -           2,515              -           2,357

Extraordinary item - loss on extinguishment
  of debt                                                     (156)              -               -              -            (156)
                                                     --------------  --------------  --------------  -------------  --------------

Net income                                           $      20,507   $       9,547   $       9,775   $    (19,329)  $      20,500
                                                     ==============  ==============  ==============  =============  ==============

Net cash flows provided by (used in)
operating activities                                 $      19,932   $       8,616   $      10,795   $     (9,255)  $      30,088
                                                     ==============  ==============  ==============  =============  ==============
                                                                                 .
Net cash flows (used in) provided by
investing activities                                 $      (6,474)  $      (1,004)  $       1,757   $          -   $      (5,721)
                                                     ==============  ==============  ==============  =============  ==============

Net cash flows (used in) provided by
financing activities                                 $     (16,610)  $      (7,686)  $     (12,347)  $      9,819   $     (26,824)
                                                     ==============  ==============  ==============  =============  ==============



                                                                               GUARANTORS
                                                                     ------------------------------                  CONSOLIDATED
                                                      IRT PROPERTY      COMBINED          IRT         ELIMINATING    IRT PROPERTY
                                                        COMPANY       SUBSIDIARIES    PARTNERS, LP      ENTRIES        COMPANY
                                                     --------------  --------------  --------------  -------------  --------------

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
REVENUES
   Income from rental properties                     $      45,498   $         945   $      16,962   $          -   $      63,405
   Interest Income                                             899               -             328           (855)            372
   Interest on direct financing leases                         335               -               -              -             335
   Other income                                                327           8,888             293         (8,505)          1,003
                                                     --------------  --------------  --------------  -------------  --------------

      Total revenues                                        47,059           9,833          17,583         (9,360)         65,115
                                                     --------------  --------------  --------------  -------------  --------------

EXPENSES
   Operating expenses of rental properties                  11,088             218           4,503              -          15,809
   Interest expense                                         15,517             479           2,044           (855)         17,185
   Depreciation                                              8,312             153           2,774              -          11,239
   Amortization of debt costs                                  469               2               6              -             477
   General and administrative                                2,223             170             762              4           3,159
                                                     --------------  --------------  --------------  -------------  --------------

      Total expenses                                        37,609           1,022          10,089           (851)         47,869
                                                     --------------  --------------  --------------  -------------  --------------

Equity in earnings (losses) of affiliates                    8,758               -               -         (8,762)             (4)
                                                     --------------  --------------  --------------  -------------  --------------

   Earnings from continuing operations before
   income taxes, minority interest, gain on
   sales of properties and discontinued operations          18,208           8,811           7,494        (17,271)         17,242

Income tax provision                                             -             (53)              -              -             (53)

Minority interest in operating  partnership                     17               -               -           (422)           (405)

Gain on sales of properties                                  1,390               -           1,108              -           2,498
                                                     --------------  --------------  --------------  -------------  --------------

      Income from continuing operations before
     discontinued operations                                19,615           8,758           8,602        (17,693)         19,282

Income from discontinued operations                            (34)              -             349              -             315
                                                     --------------  --------------  --------------  -------------  --------------

Net Income                                           $      19,581   $       8,758   $       8,951   $    (17,693)  $      19,597
                                                     ==============  ==============  ==============  =============  ==============

Net cash flows provided by (used in)
operating activities                                 $      19,796   $       7,738   $      10,666   $     (9,743)  $      28,457
                                                     ==============  ==============  ==============  =============  ==============

Net cash flows (used in) provided by
investing activities                                 $      (2,481)  $      (2,589)  $      (1,843)  $        685   $      (6,228)
                                                     ==============  ==============  ==============  =============  ==============

Net cash flows (used in) provided by
financing activities                                 $     (11,172)  $      (4,918)  $     (14,466)  $      9,058   $     (21,498)
                                                     ==============  ==============  ==============  =============  ==============

5.  MORTGAGE  NOTES  PAYABLE

     On February 19, 2002, the Company assumed a non-recourse, secured loan totaling $4,800, in connection with the acquisition of Parkwest Crossing. The secured loan has a fixed interest rate of 8.1%. The loan is due and payable September 1, 2010 and the principal amortization is based on a thirty year amortization schedule. Costs associated with assuming the secured loan totaled $56 and is being amortized over the term of the loan.

     On March 1, 2002, the Company prepaid a 9.63% secured loan of approximately $5,198. The loan was due on June 1, 2002.

     On September 30, 2002, the Company prepaid a 7.65% secured loan of approximately $1,989. The loan was due on December 1, 2002.

6.  7.3%  CONVERTIBLE  SUBORDINATED  DEBENTURES

     On January 24, 2002, the Company redeemed all of the outstanding 7.3% convertible subordinated debentures due August 15, 2003 at par plus accrued interest. Prior to redemption, 165 bonds were converted into 14,659 shares of common stock. The Company paid $23,110 to redeem the remaining bonds outstanding and recognized a $156 extraordinary loss on the extinguishment of unamortized debt costs.

7.  SENIOR  NOTES

     On January 23, 2002, pursuant to the Medium Term Note Program (the "MTN Program") established in 2001, the Company issued $25,000 of 7.84% senior unsecured notes due January 23, 2012. Interest on these senior notes is payable semi-annually on January 23 and July 23. Costs associated with the issuance of these senior notes totaled approximately $306 and are being amortized over the life of the notes.

8.  COMMITMENTS  AND  CONTINGENCIES

     Certain of the Company's properties have environmental concerns that have been or are being addressed. The Company maintains limited insurance coverage for this type of environmental risk. Although no assurance can be given that Company properties will not be affected adversely in the future by environmental problems, the Company presently believes that there are no environmental matters that are reasonably likely to have a material adverse effect on the Company's financial position.

 9.  COMMON  STOCK

     In May 2002, the Company completed an offering of 3,450,000 shares of common stock at $11.79 per share. Net proceeds to the Company were approximately $38,508.

10.  DEFERRED  COMPENSATION

     On May 30, 2002, 160,000 restricted shares of common stock were granted to certain Company officers as incentives for future services. The restricted shares vest proportionately over 4 years from the date of grant. The restricted shares were valued at the closing price of the Company's common stock on May 30, 2002 of $11.97. As of September 30, 2002, the Company had recognized compensation expense of approximately $64 related to this grant within the Condensed Consolidated Income Statements.

11.  EARNINGS  PER  SHARE

     Basic earnings per share is computed by dividing net earnings by the weighted average number of shares outstanding during the period. The effects of the conversion of the operating partnership units held by the minority interest are dilutive for the three and nine months ended September 30, 2001 and have been included in the calculation of diluted earnings per share for those periods. For the three and nine months ended September 30, 2002, the effect of the operating partnership units have been excluded from the calculation as they are anti-dilutive for the period. For the three and nine months ended September 30, 2002 and 2001 the effects of the conversion of the 7.3% debentures have been excluded from the calculation of diluted earnings per share as they are anti-dilutive for those periods. The effects of certain stock options and non-vested restricted stock, using the treasury stock method, have been included in the calculation of diluted earnings per share, as they are dilutive for all periods presented.


                                                                            Per Share
                                                            Income   Shares  Amount
                                                            -------  ------  -------
(In thousands except per share amounts)
For the three months ended September 30, 2002
----------------------------------------------------------
Basic net earnings available to shareholders                $ 8,232  33,973  $  0.24
                                                                             =======
Options outstanding                                               -     184
Restricted stock                                                  -      19
Diluted net earnings available to shareholders              $ 8,232  34,176  $  0.24
                                                            =======  ======  =======


For the three months ended September 30, 2001
----------------------------------------------------------
Basic net earnings available to shareholders                $ 5,716  30,388  $  0.19
                                                                             =======
Options outstanding                                               -     106
Restricted stock                                                  -      29
Minority interest of unitholders in operating partnership       117     816
Diluted net earnings available to shareholders              $ 5,833  31,339  $  0.19
                                                            =======  ======  =======


For the nine months ended September 30, 2002
----------------------------------------------------------
Basic net earnings available to shareholders                $20,500  32,360  $  0.63
                                                                             =======
Options outstanding                                               -     174
Restricted Stock                                                  -      17
Diluted net earnings available to shareholders              $20,500  32,551  $  0.63
                                                            =======  ======  =======


For the nine months ended September 30, 2001
----------------------------------------------------------
Basic net earnings available to shareholders                $19,597  30,294  $  0.65
                                                                             =======
Options outstanding                                               -      78
Restricted stock                                                  -       3
Minority interest of unitholders in operating partnership       422     816
Diluted net earnings available to shareholders              $20,019  31,191  $  0.64
                                                            =======  ======  =======


12.  SUBSEQUENT  EVENTS

     On October 7, 2002, an agreement was signed for the sale of the Lexington Shopping Center in Lexington, VA to close on November 29, 2002. This unsolicited offer was from the single tenant occupying the center. The Company expects to recognize a gain on the sale of approximately $1,400.

     On October 28, 2002, Equity One, Inc. (NYSE: EQY) and the Company executed a merger agreement pursuant to which Equity One will acquire the Company. In connection with the merger, each of the Company's shareholders may elect to receive for each share of the Company's common stock either $12.15 in cash or
0.9 shares of Equity One common stock, or a combination thereof. The terms of the merger agreement further provide that the holders of no more than 50% of the Company's outstanding common stock may elect to receive cash.

     Completion of the transaction, which is expected to take place in the first quarter of 2003, is subject to the approval of Equity One's and the Company's shareholders and other customary conditions. The boards of each of the Company and Equity One have unanimously approved the transaction. Additionally, holders of approximately 75% of Equity One's common stock and approximately 8% of the Company's common stock have agreed to vote their shares in favor of the transactions contemplated by the merger. On the 4th business day prior to the shareholder meetings, the Equity One holders may withdraw their voting support, and the Company's board may withdraw its merger recommendation, if Equity One's weighted average stock price for the 30 preceding trading days is less than $12.06 or less than $11.00 for the three preceding trading days. In addition, on the 4th business day prior to the shareholder meetings the Equity One holders may withdraw their voting support if the Company's weighted average stock price for the 30 preceding trading days is less than $10.935 or less than $9.935 for the three preceding trading days.

     The Company cannot make any assurances that the merger with Equity One will be consummated according to the terms set forth in the merger agreement, if at all. Either the Company or Equity One may terminate the merger agreement if the merger is not consummated by March 31, 2003. The Company will be required to pay a $15 million break-up fee to Equity One in the event that the Company enters into an agreement for a superior transaction or if, under certain circumstances, the Company's board withdraws its recommendation for the transaction.

    On October 31, 2002, Janet Herszenhorn, an individual stockholder of IRT, purporting to represent a class of holders of IRT common stock, filed a putative class action lawsuit in the Superior Court of Cobb County, Georgia, against IRT, Equity One and each of the directors of IRT. The complaint alleges, among other things, that IRT and its individual directors breached their fiduciary duties by agreeing to the merger between Equity One and IRT and that Equity One aided and abetted such breach. The complaint seeks injunctive relief, an order enjoining consummation of the merger and unspecified damages.

     On October 31, 2002, John Greaves, an individual stockholder of IRT, purporting to represent a class of holders of IRT common stock, also filed a putative class action lawsuit in the Superior Court of Cobb County, Georgia, against IRT, Equity One and each of the directors of IRT. The complaint alleges, among other things, that IRT and its individual directors breached their fiduciary duties by agreeing to the merger between Equity One and IRT and that Equity One aided and abetted such breach. The complaint seeks injunctive relief, an order enjoining consummation of the merger and unspecified damages.

     Although the defendants believe that these suits are without merit and intend to defend themselves vigorously, there can be no assurance that the pending litigation will not interfere with the consummation of the merger. IRT and Equity One do not expect that these suits will interfere with the scheduling of their respective shareholder meetings or the consummation of the merger, if approved.